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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT




                               Dated May 30, 2002




                                      among




                           QUALITY DISTRIBUTION, LLC,



                            THE BANK OF NEW YORK and



                       the other parties signatory hereto

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 30, 2002 (the "Agreement"), among QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (the "Company"), the subsidiaries of the Company as set forth on ANNEX I hereto and The Bank of New York, as trustee under the Indenture (as defined below).

                  This Agreement is made as contemplated by the Offering Memorandum and Consent Solicitation Statement dated April 10, 2002, as amended by Supplement No. 1 thereto dated May 10, 2002 (the "Offering Memorandum"), of Quality Distribution, Inc., a Florida corporation ("QDI Inc.") and the holder of 100% of the Company's membership units, pursuant to which the Company and QDI Inc. have agreed to exchange (the "Initial Exchange") each $1,000 principal amount of outstanding 10% Series B Senior Subordinated Notes due 2006 and outstanding Series B Floating Interest Rate Subordinated Term Securities due 2006 (FIRSTS(SM)) of QDI Inc. for debt and equity securities consisting of (i) $650 principal amount of new 12-1/2% Senior Subordinated Secured Notes due 2008 (the "Securities"), which will be issued by the Company, (ii) $150 principal amount of 12% Junior Subordinated PIK Notes due 2009, which will be issued by QDI Inc. and (iii) 2.0415 warrants, each to purchase one share of Common Stock, $0.01 par value per share, of QDI Inc. In order to induce the Holders (as defined below) to participate in the Initial Exchange, the Company and QDI Inc. have agreed to provide to the Holders the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the Initial Exchange.

                  In consideration of the foregoing, the parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:

         1. DEFINITIONS.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "1933 Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Additional Interest" shall have the meaning set forth in
Section 2(d) hereof.

                  "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or otherwise.
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                  "Agreement" shall have the meaning set forth in the first
introductory paragraph hereof.

                  "Closing Date" shall mean the consummation of the Initial Exchange pursuant to the Offering Memorandum.

                  "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors and assigns.

                  "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) hereof.

                  "Exchange Offer" shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

                  "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

                  "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchange Securities" shall mean securities issued by the Company under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not contain restrictions on transfer) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

                  "Filing Date" means (i) with respect to an Exchange Offer Registration Statement or the Shelf Registration Statement required to be filed pursuant to Section 2(b)(i) or (ii), the earlier of the date of the filing thereof with the SEC and the 120th day after the Closing Date and (ii) with respect to the Shelf Registration Statement required to be filed pursuant to
Section 2(b)(iii), the 60th day after the delivery of a notice pursuant to
Section 2(b)(iii).

                  "Guarantors" shall have the meaning ascribed thereto in the Indenture.

                  "Holder" shall mean a holder of Registrable Securities, for so long as such holder owns any Registrable Securities, and each of such holder's successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or who become beneficial owners of Registrable Securities, so long as in the case of beneficial owners, such owners have so notified the Company in writing; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers.

                  "Indenture" shall mean the Indenture relating to the Securities dated as of May 30, 2002 among the Company, the Guarantors and The Bank of New York, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.


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                  "Initial Exchange" shall have the meaning set forth in the preamble.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                  "Offering Memorandum" shall have the meaning set forth in the preamble.

                  "Participating Broker-Dealer" shall have the meaning set forth in Section 4(a) hereof.

                  "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

                  "Registrable Securities" shall mean the Securities; provided, however, that the Securities shall cease to be Registrable Securities (i) when, in the case of a Holder of such Securities who was entitled to participate in the Exchange Offer, an Exchange Offer Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and either
(a) such Securities shall have been exchanged pursuant to the Exchange Offer for Exchange Securities or (b) such Securities were not tendered by the Holder thereof in the Exchange Offer, (ii) when a Shelf Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (iii) when such Securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the 1933 Act or (iv) when such Securities shall have ceased to be outstanding.

                  "Registration Default" shall have the meaning set forth in
Section 2(g) hereof.

                  "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) within the United States (x) where the Holders are located, in the case of the Exchange Securities, or (y) as provided in Section 3(d) hereof, in the case of Registrable


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Securities to be sold by a Holder pursuant to a Shelf Registration Statement,
(iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and out-of-pocket expenses incurred by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                  "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities" shall have the meaning set forth in the preamble.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TIA" shall have the meaning set forth in Section 3(l) hereof.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  "Underwriters" shall have the meaning set forth in Section 3 hereof.

                  "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

         2. REGISTRATION UNDER THE 1933 ACT.


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                  (a) To the extent not prohibited by any applicable law or
applicable interpretation of the Staff of the SEC, the Company shall file an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for Exchange Securities and to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer as promptly as practicable after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 40 days after such effective date.

                  The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                           (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

                           (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the "Exchange Dates");

                           (iii) that any Registrable Security not tendered by a Holder who was eligible to participate in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

                           (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                           (v) that Holders will be entitled to withdraw their election, not later than the close of business, New York City time, on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

                  As soon as practicable after the last Exchange Date, the Company shall:

                           (i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

                           (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable


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
         Securities surrendered by such Holder; provided, that in the case of any Registrable Securities held in global form by a depositary, authentication and delivery to such depositary of one or more Exchange Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

                  Each Holder (including, without limitation, each Participating Broker-Dealer (as defined)) who participates in the Exchange Offer will be required to represent to the Company, in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Securities acquired in exchange for Registrable Securities tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such recipient is a Holder of Registrable Securities, (ii) at the time of the commencement of the Exchange Offer, neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the 1933 Act, (iii) the Holder is not an Affiliate of the Company, (iv) if such Holder is not a Participating Broker-Dealer, that it has not engaged in, and does not intend to engage in, the distribution of Exchange Securities, and (v) if such Holder is a Participating Broker-Dealer, such Holder acquired the Registrable Securities as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Securities.

                  The Company shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer and no material adverse development shall have occurred with respect to the Company, (iii) all governmental approvals shall have been obtained, which approvals the Company deem necessary for the consummation of the Exchange Offer, (iv) the conditions precedent to the Company's obligations under this Agreement shall have been fulfilled and (v) such other conditions as shall be deemed necessary or appropriate by the Company in its reasonable judgment.

                  (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by the 220th day after the Closing Date or (iii) if any Holder is not entitled to participate in the Exchange Offer, and any such Holder so requests in writing on or prior to the 60th day after the consummation of the Exchange Offer, the Company shall cause to be filed as soon as practicable after receipt of such notice a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and shall use its commercially reasonable efforts to have such Shelf Registration Statement declared effective by the SEC; provided that any Holder known to the Company who is not entitled to participate in the Exchange Offer because such Holder is an Affiliate of the Company shall automatically be deemed to have requested on the date hereof that the Company cause to be filed a Shelf Registration Statement.


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
In the event the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall file and use its commercially reasonable efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such other Holders after completion of the Exchange Offer. The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any successor rule that permits the Registrable Securities to be eligible for resale without registration and without being subject to volume restrictions, but not Rule
144A) with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the registration of such Holder's Registrable Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

                  (d) An Exchange Offer Registration Statement pursuant to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. As provided for in the Indenture, in the event the Exchange Offer is not consummated and the Shelf Registration Statement is not declared effective as set forth below, then, the annual interest rate on the Securities will be increased (the "Additional Interest") as follows:

                           (i) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the SEC on or prior to the 120th day after the Closing Date or (B) the Company is required to file a Shelf Registration Statement pursuant to
         Section 2(b)(iii) hereof and such Shelf Registration Statement is not filed on or prior to the Filing Date applicable thereto then, commencing on the day after either such 120th day in the case of clause
         (A) or such Filing Date in the case of clause (B), Additional Interest shall accrue on the principal amount of the Registrable Securities at a


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
         rate of 0.25% per annum for the first 90 days immediately following thereafter, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or

                           (ii) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the SEC on or prior to the 180th day after the Closing Date or (B) the Company is required to file a Shelf Registration Statement pursuant to
         Section 2(b)(iii) hereof and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 60th day following the Filing Date applicable thereto then, commencing on the day after either such 180th day in the case of Clause (A) or such 60th day in the case of Clause (B), Additional Interest shall accrue on the principal amount of the Registrable Securities at a rate of 0.25% per annum for the first 90 days immediately following thereafter, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or

                           (iii) subject to Sections 2(f) and 2(g) if (A) the Company has not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 220th day after the Closing Date or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Closing Date or, if earlier, the date when all Securities have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Registrable Securities at a rate of .25% per annum for the first 90 days commencing on (x) the 221st day after the Closing Date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional .25% per annum at the beginning of each subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Securities not registered under an Exchange Offer Registration Statement are then covered by an effective Shelf Registration, no Additional Interest shall accrue on such Securities);

provided, however, that the Additional Interest rate on the Securities may not exceed in the aggregate 1.0% per annum; provided, further, however, that in no event shall the Company be obligated to pay Additional Interest under more than one of the clauses in this Section 2(d) at any one time; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i)(A) above) or a Shelf Registration Statement (in the case of clause (ii)(B) above), (2) upon the effectiveness of the Exchange Offer Registration or a Shelf Registration Statement (in the case of clause (ii)(A) above) or a Shelf Registration Statement (in the case of clause (i)(B) above), or (3) upon the exchange of Exchange Securities for all Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), Additional Interest on the Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; provided, further, however, that in the case of clauses (i)(B), (ii)(B) and (iii)(B) above, it is expressly understood that Additional Interest should be payable only with respect to the Registrable Securities so requested to be registered pursuant to Section 2(b)(iii) hereof.

                  (e) Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

                  (f) No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration unless and until such Holder furnishes to the Company, in writing within 30 days after receipt of a request therefor, the information with respect to such Holder specified in Items 507 and 508 (as applicable) of Regulation S-K under the 1933 Act and any other applicable rules, regulations or policies of the SEC for use in connection with any Shelf Registration or Prospectus included therein, on a form to be provided by the Company. No Holder of Registrable Securities shall be entitled to Additional Interest pursuant to Section 2(d) hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to furnish promptly to the Company additional information to be disclosed so that the information previously furnished to the Company by such Holder does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (g) Additional Interest shall not accrue with respect to an event listed in Sections 2(d)(i)(B), 2(d)(ii)(B) and 2(d)(iii)(B) hereof (each, a "Registration Default") if (i) such Registration Default under Section 2(d)(iii)(B) hereof occurs because of the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus, (ii) such Registration Default occurs because of the occurrence of other material events or developments with respect to the Company that would need to be described in such Registration Statement or the related Prospectus, and the effectiveness of such Registration Statement is reasonably required to be suspended while such Registration Statement and related Prospectus are amended or supplemented to reflect such events or developments,
(iii) such Registration Default results from the suspension of the effectiveness of such Registration Statement because of the existence of material events or developments with respect to the Company or any of its Affiliates, the disclosure of which the Company determines in good faith would have a material adverse effect on the business, operations or prospects of the Company, or (iv) such Registration Default results from the suspension of the effectiveness of such Registration Statement because the Company does not wish to disclose publicly a pending material business transaction that has not yet been publicly disclosed.

                  (h) Additional Interest due on the Securities pursuant to
Section 2(d) hereof will be payable in cash semiannually in arrears in the same interest payment dates as the Securities, commencing with the first interest payment date occurring after any such Additional Interest commences to accrue.

         3. REGISTRATION PROCEDURES.

                  In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and, except for such periods as to which Additional Interest does not accrue pursuant to
Section 2(g) hereof, cause each Prospectus to be supplemented by any prospectus supplement required by applicable law and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

                  (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                  (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for the Holders promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate except, in the case of clauses (iv), (v) and (vi), with respect to any event, development or transaction permitted to be kept confidential without the accrual of Additional Interest under Section 2(g) hereof, the Company shall not be required to describe such event, development or transaction in the written notice provided;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

                  (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

                  (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, as promptly as practicable prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders, and confirm such notice in writing, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and expressly agree to maintain the information contained in such notice confidential (except that such information may be disclosed to its counsel) until it has been publicly disclosed by the Company; notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference if (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in light of the circumstances under which they were made), and
(ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company, or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed;

                  (j) in the case of a Shelf Registration Statement, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to, the Holders and their counsel and make such of the representatives of the Company as shall be reasonably requested by the Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Holders and their counsel shall not have previously been advised and furnished a copy or to which the Holders or their counsel shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Company has advised the Company in writing is required to be filed in order to comply with applicable law;

                  (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

                  (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, make available for inspection upon written request by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with their due diligence responsibilities under a Shelf Registration Statement provided, that each such representative, Underwriter, attorney or accountant shall agree in writing that it will keep such information confidential and that it will not disclose any of the information that the Company determines, in good faith, to be confidential and notifies them in writing are confidential unless (i) the disclosure of such information is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or Prospectus, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in has been made generally available to the public other than by any of such persons or its Affiliates; provided, however that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such person pursuant to clause (i) or (ii) of this sentence in order to permit the Company to obtain a protective order (or waive the provisions of this paragraph (m);

                  (n) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing;

                  (o) in the case of an Underwritten Offering pursuant to a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of either of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same in writing if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings,
(iv) if an underwriting agreement is entered into, include in such underwriting agreement indemnification provisions and procedures no less favorable to the selling Holders and underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the underwriters (if any), and (v) deliver such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

                  (p) in the case of a Shelf Registration pursuant to Section 2(b)(iii), cause to be delivered a "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period ending on the 180th day following the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement).

                  In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

                  In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

                  The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

         4. PARTICIPATION OF BROKER-DEALERS IN EXCHANGE OFFER.

                  (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

                  The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

                  (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by one or more Participating Broker-Dealers as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

                           (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                           (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Deutsche Bank Securities Inc. unless it elects not to act as such representative and (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers.

         5. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless the Trustee, each Holder and each Person, if any, who controls the Trustee or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Trustee or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Trustee, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by, arising out of or based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the any Holder furnished to the Company in writing through any selling Holder expressly for use therein or (ii) insofar as such losses, claims, damages or liabilities were caused by, arising out of or based upon an untrue statement or omission that was contained or made in any preliminary or final Prospectus and corrected in the Prospectus or any amendment or supplement to the Prospectus if
(x) the Prospectus does not contain any other untrue statement or omission of a material fact that was the subject matter of the related proceeding, (y) any such losses, claims, damages or liabilities resulted from an action, claim or suit by any Person who purchased Registrable Securities or Exchange Securities which are the subject thereof from the indemnified party (as defined) and (z) it is established in the related proceeding that such indemnified party failed to deliver or provide a copy of the Prospectus (as so amended or supplemented, if applicable) to such Person with or prior to the confirmation of the sale of such Registrable Securities or Exchange Securities to such Person if required by applicable law, unless such failure to deliver or provide a copy of such Prospectus (as so amended or supplemented, if applicable) was a result of non-compliance by the Company with Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Trustee and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, the Trustee and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Trustee and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration

Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (c) In case any suit, action, proceeding (including any governmental investigation), claim or demand shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph
(a) or paragraph (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such suit, action, proceeding, claim or demand and shall pay the fees and disbursements of such counsel related to such suit, action, proceeding, claim or demand. In any such suit, action, proceeding, claim or demand, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such suit, action, proceeding, claim or demand (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any suit, action, proceeding, claim or demand or related suits, actions, proceedings, claims or demands in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm engaged in accordance with clause (ii) of the preceding sentence (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. In any other case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any suit, action, proceeding, claim or demand effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any suit, action, proceeding, claim or demand effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 5(c) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it in good faith considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened suit, action, proceeding, claim or demand in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such suit, action, proceeding, claim or demand.

                  (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of such Holder that were registered pursuant to a Registration Statement.

                  (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Trustee, any Holder or any Person controlling the Trustee or any Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         6. MISCELLANEOUS.

                  (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold pursuant to such Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 6(c); (ii) if to the Company, initially at the Company's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) if to the Trustee, initially at the Trustee's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Trustee (in its capacity as Trustee under the Indenture or acting on behalf of the Holders pursuant to this Agreement) shall have no liability or obligation to either (i) the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement or (ii) any Holder with respect to any failure by the Company to comply with, or any breach by the Company of, any of the obligations of the Company under this Agreement.

                  (e) Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

                  (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Trustee, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                   QUALITY DISTRIBUTION, LLC


                                   By:/s/ Thomas L. Finkbiner
                                      -----------------------------------------
                                         Title:  President and Chief Executive
                                                 Officer


                                   THE BANK OF NEW YORK


                                   By:/s/ Sirojni L. Dindial
                                      -----------------------------------------
                                         Title:  Assistant Vice President

                                   AMERICAN TRANSINSURANCE GROUP, INC.
                                   CAPACITY MANAGEMENT SYSTEMS, INC.
                                   CHEMICAL LEAMAN CORPORATION
                                   CHEMICAL LEAMAN TANK LINES, INC.
                                   CHEMICAL PROPERTIES, INC.
                                   CLM, INC.
                                   CLT SERVICES, INC.
                                   ENVIROPOWER, INC.
                                   FLEET TRANSPORT COMPANY, INC.
                                   LAKESHORE LEASING, INC.
                                   LLI, INC.
                                   MEXICO INVESTMENTS, INC.
                                   PICKERING WAY FUNDING CORP.
                                   POWER PURCHASING, INC.
                                   QUALITY CARRIERS, INC.
                                   QSI SERVICES, INC.


                                   By:/s/ Thomas L. Finkbiner
                                      -----------------------------------------
                                        Title:  President


                                   QUALA SYSTEMS, INC.
                                   TRANSPLASTICS, INC.


                                   By:/s/ Dennis Farnsworth
                                      -----------------------------------------
                                        Title:  Vice President/Treasurer


                                   CLTL OF NEVADA
                                   M T L OF NEVADA


                                   By: /s/ Leo Massey
                                      -----------------------------------------
                                        Title:  President

                                     ANNEX I

                              LIST OF SUBSIDIARIES

American Transinsurance Group, Inc.

Capacity Management Systems, Inc.

Chemical Leaman Corporation

Chemical Leaman Tank Lines, Inc.

Chemical Properties, Inc.

CLM, Inc.
(f/k/a Core Logistics Management, Inc.)

CLT Services, Inc.

CLTL of Nevada

EnviroPower, Inc.

Fleet Transport Company, Inc.

Lakeshore Leasing, Inc.

LLI, Inc.
(f/k/a Leaman Logistics, Inc.)

Mexico Investments, Inc.

M T L of Nevada

Pickering Way Funding Corp.

Power Purchasing, Inc.

QSI Services, Inc.

Quala Systems, Inc.

Quality Carriers, Inc.
(f/k/a Montgomery Tank Lines, Inc.)

TransPlastics, Inc.